The Commerce Funds

Institutional Shares

Service Shares

Supplement dated June 20, 2003 to

Prospectus dated March 1, 2003

The information regarding investments in municipal bonds for the National Tax-Free Intermediate Bond Fund, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund (the “Funds”), as listed on page 65 of the Institutional and Service Shares prospectuses, is hereby revised to reflect that the Funds invest at least 80% of their net assets in municipal bonds.